Exhibit 99.1

Contacts:
Media		Investors
Charles H. Young 574-372-4586 charlie.young@zimmer.com	Paul G. Blair 574-371-8042 paul.blair@zimmer.com		James T. Crines 574-372-4264 james.crines@zimmer.com
Zimmer Reports Second Quarter 2010 Financial Results
•	Net Sales of $1.06 billion for the second quarter increased by 3.7% reported over the prior year period (an increase of 3.3% constant currency)

•	Diluted EPS for the second quarter were $0.82 reported, a decrease of 16.3% from the prior year period, and $1.09 adjusted, an increase of 9.0% over the prior year period

•	$1.5 billion stock repurchase program approved by Board of Directors

•	Full-year sales and adjusted EPS guidance reaffirmed
(WARSAW, IN) July 22, 2010—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the quarter ended June 30, 2010. The Company reported second quarter net sales of $1.06 billion, an increase of 3.7% reported and 3.3% constant currency over the second quarter of 2009. Diluted earnings per share for the quarter were $0.82 reported and $1.09 adjusted, an increase of 9.0% adjusted over the prior year period.
“Our second quarter performance was characterized by year-over-year constant currency sales growth in all geographic segments, strong earnings and cash flow, and the continued introduction of important new products and instruments,” said David Dvorak, Zimmer President and CEO. “We anticipate accelerated growth through 2010 as these new offerings augment our portfolio of clinically-proven solutions.”

Net earnings for the second quarter were $165.5 million on a reported basis and $221.2 million on an adjusted basis, an increase of 2.6% adjusted over the prior year period. Operating cash flow for the second quarter was $272.7 million, an increase of 39.8% over the second quarter of 2009. Net earnings for the first six months of 2010 were $370.9 million on a reported basis and $428.6 million on an adjusted basis, an increase of 0.7% adjusted over the prior year period.
In the second quarter, the Company recorded an additional $75 million provision for known and anticipated worldwide claims related to the previously announced voluntary suspension of marketing and distribution of the Durom® Acetabular Component in the U.S. Adjusted 2010 figures in this release exclude the impact of this provision.
During the quarter, the Company utilized $85.4 million of cash to acquire 1.4 million shares under its existing $1.25 billion repurchase program. At the end of the second quarter, $32.2 million of share repurchase authorization remained available under this program, which expires on December 31, 2010.
The Company’s Board of Directors has approved an additional $1.5 billion stock repurchase program, which expires on December 31, 2013. Purchases may be made in the open market or in privately negotiated transactions from time to time in compliance with Securities and Exchange Commission regulations, depending on market conditions and other factors.
The Company also announced that it has entered into a definitive agreement to acquire Beijing Montagne Medical Device Co., Ltd., a leader in the rapidly growing Chinese orthopaedic implant market. Financial terms were not disclosed. Subject to regulatory approvals and certain other conditions, the acquisition is expected to close in late 2010 or early 2011.

Guidance
The Company reaffirmed its full-year sales and adjusted EPS guidance for 2010. Full-year revenues are expected to increase between 3% and 5% on a constant currency basis. Assuming foreign currency exchange rates remain near recent levels, the Company estimates that foreign currency translation will decrease revenues by approximately 0.5% for the full year 2010, resulting in expected revenue growth on a reported basis between 2.5% and 4.5%. Full-year 2010 adjusted diluted earnings per share are projected to be in the range of $4.15 to $4.35.
Conference Call
The Company will conduct its second quarter 2010 investor conference call today, July 22, 2010, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (888) 881-6248. International callers should dial (706) 634-6422. A digital recording will be available two hours after the completion of the conference call from July 22, 2010 to August 5, 2010. To access the recording, U.S./Canada callers should dial (800) 642-1687, and International callers should dial (706) 645-9291, and enter the Conference ID, 83911600. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and six months on both a reported and constant currency basis.

NET SALES — THREE MONTHS ENDED JUNE 30, 2010
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$609	3%	3%
Europe	277	(1)	3
Asia Pacific	172	15	6

Total	1,058	4	3

Product Categories
Reconstructive
Americas	458	4	3
Europe	221	(2)	2
Asia Pacific	129	13	5

Total	808	4	3

Knees
Americas	280	3	3
Europe	106	(1)	3
Asia Pacific	67	15	5

Total	453	4	3

Hips
Americas	148	4	3
Europe	109	(2)	2
Asia Pacific	60	12	4

Total	317	3	3

Extremities	38	13	13

Dental	56	6	8

Trauma	58	2	1

Spine	58	(10)	(9)

OSP and other	78	16	14

NET SALES — SIX MONTHS ENDED JUNE 30, 2010
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$1,225	3%	3%
Europe	563	3	2
Asia Pacific	333	18	9

Total	2,121	5	3

Product Categories
Reconstructive
Americas	921	4	4
Europe	453	2	1
Asia Pacific	249	17	7

Total	1,623	5	3

Knees
Americas	566	3	3
Europe	220	3	2
Asia Pacific	127	20	8

Total	913	5	3

Hips
Americas	295	4	3
Europe	221	1	(1)
Asia Pacific	117	13	4

Total	633	4	2

Extremities	77	15	13

Dental	108	7	7

Trauma	118	4	2

Spine	118	(8)	(9)

OSP and other	154	19	16

About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2009 sales were approximately $4.1 billion. The Company is supported by the efforts of more than 8,000 employees worldwide.
###
Website Information
We routinely post important information for investors on our website, www.zimmer.com, in the “Investor Relations” section. We intend to use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up, the provision for certain Durom Acetabular Component product claims, and acquisition, integration, realignment and other expenses. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release. Management uses this non-GAAP information internally to evaluate the performance of the business and believes that it provides useful information to investors by offering the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results, the ability to better identify operating trends that may otherwise be masked or distorted by these types of items and to perform related trend analysis, and a higher degree of transparency of certain items.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,”

“targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Corporate Integrity Agreement through 2012; the success of our quality initiatives; the outcome of the investigation by the U.S. government into Foreign Corrupt Practices Act matters announced in October 2007; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators and tax obligations and risks; product liability and intellectual property litigation losses; health care reform measures in the U.S. including the impact of the new excise tax on medical devices, reductions in reimbursement levels from third-party payors and cost-containment efforts of health care purchasing organizations; our ability to retain the independent agents and distributors who market our products; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the costs of defending or resolving putative class action litigation arising out of trading or ownership of our stock. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2010 and 2009
(in millions, except per share amounts, unaudited)

	2010	2009	% Inc/(Dec)
Net Sales	$1,057.7	$1,019.9	4%
Cost of products sold	250.6	236.8	6

Gross Profit	807.1	783.1	3

Research and development	55.1	49.9	10
Selling, general and administrative	437.4	432.3	1
Acquisition, integration, realignment and other	11.5	36.5	(68)
Certain claims	75.0	—	100
Net curtailment and settlement	—	(32.1)	(100)

Operating expenses	579.0	486.6	19

Operating Profit	228.1	296.5	(23)
Interest and other, net	(14.3)	(4.0)	262

Earnings before income taxes	213.8	292.5	(27)
Provision for income taxes	48.3	82.4	(41)

Net Earnings of Zimmer Holdings, Inc.	$165.5	$210.1	(21)

Earnings Per Common Share
Basic	$0.82	$0.98	(16)
Diluted	$0.82	$0.98	(16)

Weighted Average Common Shares Outstanding
Basic	201.9	214.7
Diluted	203.0	215.5

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 and 2009
(in millions, except per share amounts, unaudited)

	2010	2009	% Inc/(Dec)
Net Sales	$2,120.5	$2,012.5	5%
Cost of products sold	519.0	467.0	11

Gross Profit	1,601.5	1,545.5	4

Research and development	106.1	101.8	4
Selling, general and administrative	884.1	856.0	3
Acquisition, integration, realignment and other	14.1	43.5	(68)
Certain claims	75.0	—	100
Net curtailment and settlement	—	(32.1)	(100)

Operating expenses	1,079.3	969.2	11

Operating Profit	522.2	576.3	(9)
Interest and other, net	(28.9)	(7.7)	275

Earnings before income taxes	493.3	568.6	(13)
Provision for income taxes	122.4	156.3	(22)

Net Earnings of Zimmer Holdings, Inc.	$370.9	$412.3	(10)

Earnings Per Common Share
Basic	$1.83	$1.89	(3)
Diluted	$1.82	$1.88	(3)

Weighted Average Common Shares Outstanding
Basic	202.4	218.1
Diluted	203.6	218.8
Certain amounts in the 2009 consolidated statement of earnings have been reclassified to conform to the 2010 presentation.

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	June 30,	December 31,
	2010	2009
	(unaudited)
Assets
Current Assets:
Cash and cash equivalents	$953.7	$691.7
Short-term investments	33.0	66.4
Receivables, net	765.1	751.4
Inventories, net	885.8	913.2
Other current assets	345.2	315.3

Total current assets	2,982.8	2,738.0

Property, plant and equipment, net	1,170.6	1,221.7
Goodwill	2,637.6	2,783.5
Intangible assets, net	818.5	858.0
Other assets	217.8	184.3

Total Assets	$7,827.3	$7,785.5

Liabilities and Shareholders’ Equity

Current liabilities	$601.8	$690.7
Other long-term liabilities	360.4	328.5
Long-term debt	1,130.6	1,127.6
Shareholders’ equity	5,734.5	5,638.7

Total Liabilities and Shareholders’ Equity	$7,827.3	$7,785.5

Certain amounts in the 2009 condensed consolidated balance sheet have been reclassified to conform to the 2010 presentation.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 and 2009
(in millions, unaudited)

	2010	2009
Cash flows provided by (used in) operating activities
Net earnings of Zimmer Holdings, Inc.	$370.9	$412.3
Depreciation and amortization	165.8	161.4
Net curtailment and settlement	—	(32.1)
Share-based compensation	30.6	40.1
Income tax benefits from employee stock compensation plans	2.9	0.2
Excess income tax benefits from employee stock compensation plans	(1.0)	—
Inventory step-up	1.3	7.0
Changes in operating assets and liabilities
Income taxes	(70.5)	4.8
Receivables	(51.3)	(29.8)
Inventories	27.5	(51.8)
Accounts payable and accrued expenses	(37.4)	(119.4)
Other assets and liabilities	93.4	(13.0)

Net cash provided by operating activities	532.2	379.7

Cash flows provided by (used in) investing activities
Additions to instruments	(83.1)	(75.9)
Additions to other property, plant and equipment	(26.7)	(54.7)
Purchases of short-term investments	(4.0)	—
Sales of short-term investments	37.0	—
Acquisition of intellectual property rights	(8.2)	(25.9)
Investments in other assets	(6.9)	(17.8)

Net cash used in investing activities	(91.9)	(174.3)

Cash flows provided by (used in) financing activities
Net borrowings under credit facilities	—	200.0
Proceeds from employee stock compensation plans	8.1	3.6
Excess income tax benefits from employee stock compensation plans	1.0	—
Acquisition of noncontrolling interest	—	(7.8)
Repurchase of common stock	(178.9)	(337.8)

Net cash used in financing activities	(169.8)	(142.0)

Effect of exchange rates on cash and cash equivalents	(8.5)	1.5

Increase in cash and cash equivalents	262.0	64.9
Cash and cash equivalents, beginning of period	691.7	212.6

Cash and cash equivalents, end of period	$953.7	$277.5

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2010 and 2009
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Inc/(Dec)	2010	2009	% Inc
Americas	$609.3	$589.6	3%	$1,225.0	$1,184.2	3%
Europe	276.5	280.4	(1)	562.6	545.5	3
Asia Pacific	171.9	149.9	15	332.9	282.8	18

Total	$1,057.7	$1,019.9	4	$2,120.5	$2,012.5	5

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2010 and 2009
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Inc/(Dec)	2010	2009	% Inc/(Dec)
Reconstructive	$808.2	$779.2	4%	$1,622.7	$1,540.3	5%
Dental	55.9	52.7	6	107.6	100.1	7
Trauma	57.8	56.7	2	118.2	113.6	4
Spine	57.9	64.2	(10)	117.9	128.8	(8)
OSP and other	77.9	67.1	16	154.1	129.7	19

Total	$1,057.7	$1,019.9	4	$2,120.5	$2,012.5	5

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	June 30, 2010
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	3%	—%	3%
Europe	(1)	(4)	3
Asia Pacific	15	9	6
Total	4	1	3
Product Categories
Reconstructive
Americas	4	1	3
Europe	(2)	(4)	2
Asia Pacific	13	8	5
Total	4	1	3

Knees
Americas	3	—	3
Europe	(1)	(4)	3
Asia Pacific	15	10	5
Total	4	1	3

Hips
Americas	4	1	3
Europe	(2)	(4)	2
Asia Pacific	12	8	4
Total	3	—	3

Extremities	13	—	13

Dental	6	(2)	8

Trauma	2	1	1

Spine	(10)	(1)	(9)

OSP and other	16	2	14

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Six Months Ended
	June 30, 2010
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	3%	—%	3%
Europe	3	1	2
Asia Pacific	18	9	9
Total	5	2	3
Product Categories
Reconstructive
Americas	4	—	4
Europe	2	1	1
Asia Pacific	17	10	7
Total	5	2	3

Knees
Americas	3	—	3
Europe	3	1	2
Asia Pacific	20	12	8
Total	5	2	3

Hips
Americas	4	1	3
Europe	1	2	(1)
Asia Pacific	13	9	4
Total	4	2	2

Extremities	15	2	13

Dental	7	—	7

Trauma	4	2	2

Spine	(8)	1	(9)

OSP and other	19	3	16

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended June 30, 2010 and 2009
(in millions, unaudited)

	Three Months
	Ended June 30,
	2010	2009
Net Earnings of Zimmer Holdings, Inc.	$165.5	$210.1
Inventory step-up	—	2.8
Acquisition, integration, realignment and other	11.5	36.5
Certain claims	75.0	—
Net curtailment and settlement	—	(32.1)
Taxes on inventory step-up, acquisition, integration, realignment and other, certain claims and net curtailment and settlement*	(30.8)	(1.8)

Adjusted Net Earnings	$221.2	$215.5

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Six Months Ended June 30, 2010 and 2009
(in millions, unaudited)

	Six Months
	Ended June 30,
	2010	2009
Net Earnings of Zimmer Holdings, Inc.	$370.9	$412.3
Inventory step-up	1.3	7.0
Acquisition, integration, realignment and other	14.1	43.5
Certain claims	75.0	—
Net curtailment and settlement	—	(32.1)
Taxes on inventory step-up, acquisition, integration, realignment and other, certain claims and net curtailment and settlement*	(32.7)	(5.2)

Adjusted Net Earnings	$428.6	$425.5

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended June 30, 2010 and 2009
(unaudited)

	Three Months
	Ended June 30,
	2010	2009
Diluted EPS	$0.82	$0.98
Inventory step-up	—	0.01
Acquisition, integration, realignment and other	0.05	0.17
Certain claims	0.37	—
Net curtailment and settlement	—	(0.15)
Taxes on inventory step-up, acquisition, integration, realignment and other, certain claims and net curtailment and settlement*	(0.15)	(0.01)

Adjusted Diluted EPS	$1.09	$1.00

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Six Months Ended June 30, 2010 and 2009
(unaudited)

	Six Months
	Ended June 30,
	2010	2009
Diluted EPS	$1.82	$1.88
Inventory step-up	0.01	0.03
Acquisition, integration, realignment and other	0.06	0.20
Certain claims	0.37	—
Net curtailment and settlement	—	(0.15)
Taxes on inventory step-up, acquisition, integration, realignment and other, certain claims and net curtailment and settlement*	(0.16)	(0.02)

Adjusted Diluted EPS	$2.10	$1.94

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.
Reconciliation of 2010 Projected Diluted EPS and Projected
Adjusted Diluted EPS
(unaudited)

Projected Twelve Months Ended December 31, 2010:	Low	High
Diluted EPS	$3.83	$4.03
Inventory step-up	0.01	0.01
Acquisition, integration, realignment and other	0.11	0.11
Certain claims	0.37	0.37
Taxes on inventory step-up, acquisition, integration realignment and other and certain claims*	(0.17)	(0.17)

Adjusted Diluted EPS	$4.15	$4.35

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.